UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
WASHINGTON, D.C.   20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 1, 2008
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Unity Holdings, Inc. (Exact name of small business issuer as specified in its charter)
Georgia (State or other jurisdiction of incorporation or organization)	333-45979 (Commission File No.)	58-2350609 (IRS Employer Identification No.)

950 Joe Frank Harris Parkway, S.E., Cartersville, Georgia 30121 (Address of principal executive offices)

(770) 606-0555 (Issuer's telephone number)

N/A (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c ))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

The Board of Directors of Unity Holdings, Inc. (the "Company") has approved salary increases, and performance incentive awards for certain of its named executive officers.  The following table shows the approved corporation increases and awards:

Name	2007 Base Salary ($)	2008 Base Salary ($)	2007 Performance Incentive Awards ($)

Michael L. McPherson President & CEO	192,780	206,275	62,981

W. Stewart Griggs Executive Vice President & Senior Lender	151,673	162,290	34,686

Eli D. Mullis Senior Vice President & Chief Financial Officer	123,585	132,236	28,263

The salary increases are effective January 1, 2008.  The performance incentive awards are part of the Company's standard annual incentive plan and will be paid on January 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY HOLDINGS, INC.

DATE:  January 16, 2008

ELI D. MULLIS
Eli D. Mullis, Senior Vice President and C.F.O.
(Principal Financial and Accounting Officer)